                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
            &1350),  the undersigned,  William E. Sturgis,  Principal  Financial
            Manager of Nutrition  Management  Services  Company,  a Pennsylvania
            corporation (the "Company"),  does hereby certify, to his knowledge, that:

            The Quarterly Report on Form 10-Q for the quarter ended December 31,
            2002  of  the  Company  (the  "Report")   fully  complies  with  the
            requirements of section 13 (a) or 15 (d) of the Securities  Exchange
            Act of 1934,  and the  information  contained  in the Report  fairly presents,  in all material  respects,  the  financial  condition and results of operations of the Company.

                                                   /s/ William E. Sturgis
                                                   ----------------------------
                                                   William E. Sturgis
                                                   Principal Financial Manager

            February 14, 2003